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                                                                 Exhibit 23 (ii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



       We consent to the inclusion in this Registration Statement on Form S-1 of our report dated July 31, 1995, on our audit of the financial statement of National Energy Resources, Inc. We also consent to the reference to our firm under the caption "EXPERTS."



                                        MUSECK & MUSECK




New Providence, New Jersey
October 7, 1996